                                                                    EXHIBIT 24.1

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Maria M. Pope his attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign one or more Form S-3 Registration Statements under the Securities Act of 1933, prepared in connection with the resale of shares of Common Stock of Pope & Talbot, Inc. held by Norske Skog Canada Pulp Operations Limited, and any or all amendments (whether pre-effective or post-effective) to such Registration Statement on Form S-3 and any or all registration statements filed for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with such Registration Statement, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that any of said attorneys-in-fact and agent, or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                             /s/ Michael Flannery
                             ----------------------------
                                 Michael Flannery

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Michael Flannery her attorney-in-fact and agent, with full power of substitution, for her and in her name, place and stead, in any and all capacities, to sign one or more Form S-3 Registration Statements under the Securities Act of 1933, prepared in connection with the resale of shares of Common Stock of Pope & Talbot, Inc. held by Norske Skog Canada Pulp Operations Limited, and any or all amendments (whether pre-effective or post-effective) to such Registration Statement on Form S-3 and any or all registration statements filed for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with such Registration Statement, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that any of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                               /s/ Maria M. Pope
                               -------------------------
                                   Maria M. Pope

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Michael Flannery and Maria M. Pope, and each of them, his attorneys-in-fact and agents, each with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign one or more Form S-3 Registration Statements under the Securities Act of 1933, prepared in connection with the resale of shares of Common Stock of Pope & Talbot, Inc. held by Norske Skog Canada Pulp Operations Limited, and any or all amendments (whether pre-effective or post-effective) to such Registration Statement on Form S-3 and any or all registration statements filed for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with such Registration Statement, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that any of said attorneys-in-fact and agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                             /s/ Gerald L. Brickey
                             --------------------------------
                                 Gerald L. Brickey

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Michael Flannery and Maria M. Pope, and each of them, his attorneys-in-fact and agents, each with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign one or more Form S-3 Registration Statements under the Securities Act of 1933, prepared in connection with the resale of shares of Common Stock of Pope & Talbot, Inc. held by Norske Skog Canada Pulp Operations Limited, and any or all amendments (whether pre-effective or post-effective) to such Registration Statement on Form S-3 and any or all registration statements filed for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with such Registration Statement, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that any of said attorneys-in-fact and agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                             /s/ Gordon P. Andrews
                             -------------------------------
                                 Gordon P. Andrews

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Michael Flannery and Maria M. Pope, and each of them, his attorneys-in-fact and agents, each with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign one or more Form S-3 Registration Statements under the Securities Act of 1933, prepared in connection with the resale of shares of Common Stock of Pope & Talbot, Inc. held by Norske Skog Canada Pulp Operations Limited, and any or all amendments (whether pre-effective or post-effective) to such Registration Statement on Form S-3 and any or all registration statements filed for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with such Registration Statement, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that any of said attorneys-in-fact and agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                             /s/ Hamilton W. Budge
                             -------------------------------
                                 Hamilton W. Budge

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Michael Flannery and Maria M. Pope, and each of them, his attorneys-in-fact and agents, each with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign one or more Form S-3 Registration Statements under the Securities Act of 1933, prepared in connection with the resale of shares of Common Stock of Pope & Talbot, Inc. held by Norske Skog Canada Pulp Operations Limited, and any or all amendments (whether pre-effective or post-effective) to such Registration Statement on Form S-3 and any or all registration statements filed for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with such Registration Statement, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that any of said attorneys-in-fact and agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                              /s/ Charles Crocker
                              -------------------------------
                                  Charles Crocker

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Michael Flannery and Maria M. Pope, and each of them, his attorneys-in-fact and agents, each with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign one or more Form S-3 Registration Statements under the Securities Act of 1933, prepared in connection with the resale of shares of Common Stock of Pope & Talbot, Inc. held by Norske Skog Canada Pulp Operations Limited, and any or all amendments (whether pre-effective or post-effective) to such Registration Statement on Form S-3 and any or all registration statements filed for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with such Registration Statement, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that any of said attorneys-in-fact and agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                         /s/ Lionel G. Dodd
                         ------------------
                         Lionel G. Dodd

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Michael Flannery and Maria M. Pope, and each of them, his attorneys-in-fact and agents, each with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign one or more Form S-3 Registration Statements under the Securities Act of 1933, prepared in connection with the resale of shares of Common Stock of Pope & Talbot, Inc. held by Norske Skog Canada Pulp Operations Limited, and any or all amendments (whether pre-effective or post-effective) to such Registration Statement on Form S-3 and any or all registration statements filed for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with such Registration Statement, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that any of said attorneys-in-fact and agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                         /s/ Kenneth G. Hanna
                         --------------------
                         Kenneth G. Hanna

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Michael Flannery and Maria M. Pope, and each of them, his attorneys-in-fact and agents, each with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign one or more Form S-3 Registration Statements under the Securities Act of 1933, prepared in connection with the resale of shares of Common Stock of Pope & Talbot, Inc. held by Norske Skog Canada Pulp Operations Limited, and any or all amendments (whether pre-effective or post-effective) to such Registration Statement on Form S-3 and any or all registration statements filed for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with such Registration Statement, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that any of said attorneys-in-fact and agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                         /s/ Robert Stevens Miller, Jr.
                         ------------------------------
                         Robert Stevens Miller, Jr.

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Michael Flannery and Maria M. Pope, and each of them, his attorneys-in-fact and agents, each with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign one or more Form S-3 Registration Statements under the Securities Act of 1933, prepared in connection with the resale of shares of Common Stock of Pope & Talbot, Inc. held by Norske Skog Canada Pulp Operations Limited, and any or all amendments (whether pre-effective or post-effective) to such Registration Statement on Form S-3 and any or all registration statements filed for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with such Registration Statement, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that any of said attorneys-in-fact and agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                         /s/ Peter T. Pope
                         -----------------
                         Peter T. Pope

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Michael Flannery and Maria M. Pope, and each of them, his attorneys-in-fact and agents, each with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign one or more Form S-3 Registration Statements under the Securities Act of 1933, prepared in connection with the resale of shares of Common Stock of Pope & Talbot, Inc. held by Norske Skog Canada Pulp Operations Limited, and any or all amendments (whether pre-effective or post-effective) to such Registration Statement on Form S-3 and any or all registration statements filed for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with such Registration Statement, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that any of said attorneys-in-fact and agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                         /s/ Brooks Walker, Jr.
                         ----------------------
                         Brooks Walker, Jr.